UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2017

CALGON CARBON CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-10776	25-0530110
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3000 GSK Drive, Moon Township, Pennsylvania	15108
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (412) 787-6700

Not Applicable

 (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On February 23, 2017, Calgon Carbon Corporation (the “Company”) entered into a First Amendment to the First Amended and Restated Credit Agreement (the “First Amendment”) by and among the Company, the Borrowers party thereto, the Guarantors party thereto, the Lenders party thereto, and PNC Bank, National Association, as Administrative Agent (“PNC”), which amended that certain First Amended and Restated Credit Agreement by and among the Company, the Borrowers party thereto, the Guarantors party thereto, the Lenders party thereto, and PNC, dated as of October 4, 2016 (as further amended, modified, supplemented, or restated from time to time, the “Credit Agreement”) to, among other things:

(i)	allow for the issuance of Letters of Credit denominated in additional foreign currencies as approved by PNC and the Issuing Lender;

(ii)	allow for the add-back of additional non-recurring costs and expenses in connection with the CECA Acquisition (as defined in the Credit Agreement) in the calculation of “EBITDA”;

(iii)	replace the quarterly leverage test for dividends with an annual dividend basket, so long as the Company satisfies certain other conditions; and

(iv)	fix pricing at projected levels from the date of delivery of the March 31, 2017 compliance certificate through the due date for delivery of the September 30, 2017 compliance certificate.

The summary of the material terms and conditions of the First Amendment in this Current Report on Form 8-K is qualified in its entirety by reference to the full text of such document, the same being attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 2.02 Results of Operations and Financial Condition

On February 24, 2017, the Company issued a Press Release announcing its results for the fourth fiscal quarter and fiscal year ended December 31, 2016 and certain other information that is furnished as Exhibit 99.1 hereto.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information provided under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 7.01 Regulation FD Disclosure

On February 24, 2017, the Company will host a conference call and simultaneous presentation to investors to discuss the results for the fourth fiscal quarter and fiscal year ended December 31, 2016.  A copy of the investor presentation is attached hereto as Exhibit 99.2 and incorporated herein by reference.  The presentation slides are posted on the Company’s website at www.calgoncarbon.com in the “presentations” category under the Investor tab.

The information contained in Item 7.01 of this Current Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits. The following exhibits are being filed pursuant to Item 601 of Regulation S-K and General Instruction B2 to this Form 8-K:

Exhibit No.	Description

10.1
First Amendment to First Amended and Restated Credit Agreement by and among Calgon Carbon Corporation, the other Borrowers party thereto, the Guarantors party thereto, the Lenders party thereto, and PNC Bank, National Association as Administrative Agent, dated February 23, 2017.

99.1	Press Release dated February 24, 2017.

99.2	Calgon Carbon Corporation Investor Presentation to be made on February 24, 2017.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALGON CARBON CORPORATION
(Registrant)

Date: February 24, 2017	/s/ Robert M. Fortwangler
(Signature)
Robert M. Fortwangler Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

10.1
First Amendment to First Amended and Restated Credit Agreement by and among Calgon Carbon Corporation, the other Borrowers party thereto, the Guarantors party thereto, the Lenders party thereto, and PNC Bank, National Association as Administrative Agent, dated February 23, 2017.

99.1	Press Release dated February 24, 2017.

99.2	Calgon Carbon Corporation Investor Presentation to be made on February 24, 2017.